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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       Form 8-K/A



                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                  January 8, 1998
                   Date of Report (Date of earliest event reported)



                                 ODD'S-N-END'S, INC.
                (Exact name of registrant as specified in its charter)



    Delaware                           0-19908                    16-1205515
 (State or other              (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)


                              5000 Winnetka Avenue North
                              New Hope, Minnesota  55428
                       (Address of principal executive offices)

                                    (612) 533-1169
                 (Registrant's telephone number, including area code)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    Universal International, Inc. (the "Company") owns 40.5% of the common stock of the Registrant. In connection with that investment the Registrant decided to use the same independent accountants as the Company. On December 17, 1997, the Company decided to change independent accountants. The Registrant continues to believe that it is efficient and prudent to continue to use the same independent accountants as the Company.

    Accordingly, on December 17, 1997, the Registrant determined that the Registrant's former independent accountants, Coopers & Lybrand L.L.P., would not be retained to handle the audit for the Registrant for the year ending December 31, 1997.

    Other than the inclusion of an explanatory paragraph with respect to substantial doubt about the Registrant's ability to continue as a going concern to the Registrant's consolidated financial statements as of and for the years ended December 31, 1996 and 1995, the reports of Coopers & Lybrand L.L.P., on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    The Registrant's Chief Executive Officer participated in the discussions pertaining to and approved the decision to terminate the relationship with Coopers & Lybrand L.L.P. as the Registrant's independent public accountants.

    In connection with its audits as of and for the years ended December 31, 1995 and 1996 AND THE INTERIM PERIOD THROUGH DECEMBER 17, 1997 (DATE OF RESIGNATION, DECLINATION TO STAND FOR REELECTION OR DISMISSAL), there have been no disagreements between the Registrant and Coopers & Lybrand L.L.P., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference thereto in its report on the financial statements for the Registrant for such years. Coopers & Lybrand L.L.P. was not substantively involved with the Registrant during the interim period ended December 17, 1997.

    The Registrant has provided its former independent accountants with a copy of this Form 8-K and has requested them to furnish the Registrant with a letter, addressed to the Commission, regarding their position with respect to the matter discussed herein.

    The Registrant will engage the services of Arthur Andersen LLP in connection with its next audit for the year ending December 31, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    Filed herewith are the following exhibits:

Exhibit 16   Letter re: Change in Certifying Accountant dated JANUARY 8, 1998



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ODD'S-N-END'S, INC.
                                       (Registrant)



Dated: January 8, 1998                By /s/ Mark H. Ravich
                                         ------------------------------------
                                              Mark H. Ravich
                                              Its President













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